Exhibit 10.1

SEVENTH AMENDMENT

TO

NOTE AND SECURITY AGREEMENT

This SEVENTH AMENDMENT (this “Amendment”) TO NOTE AND SECURITY AGREEMENT dated May 27, 2025 amends that certain Note and Security Agreement dated November 14, 2024, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note”), among CH CAPITAL LENDING, LLC, a Delaware limited liability company (the “Lender”), HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOFREC”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“NewCo”), HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company (“HOF VR I”), HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company (“HOF VR II”, and collectively with HOFREC, NewCo and HOF VR I, each a “Borrower” and, collectively, jointly and severally, “Borrowers”).

WHEREAS, the Lender and the Borrowers desire to amend certain provisions of the Note;

WHEREAS, pursuant to Section 7.05 of the Note, the Note may be amended by a written agreement signed by the Borrowers and Lender; and

WHEREAS, terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the undersigned agree as follows:

1. The definition of “Facility Amount” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Facility Amount” means $12,000,000.”

2. Except as expressly amended in accordance with this Amendment, the Note and the Loan Documents (as defined in the Note) shall remain unmodified and in full force and effect. Any reference to the Note in any other document shall refer to the Note as amended hereby. In the event of any conflict between the terms of the Note and the terms of this Amendment, the terms of this Amendment shall control.

3. This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4. This Amendment shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principles of conflicts or choice or laws (other than New York General Obligations Law 5-1401 and 5-1402).

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

BORROWERS:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation

By:	/s/ Lisa Gould
Name:	Lisa Gould
Title:	Executive Vice President of Business Administration

HOF VILLAGE NEWCO, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name:	Lisa Gould
Title:	Executive Vice President of Business Administration

HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name:	Lisa Gould
Title:	Executive Vice President of Business Administration

HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name:	Lisa Gould
Title:	Executive Vice President of Business Administration

LENDER:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By:	Holdings SPE Manager, LLC, its Manager

By:	/s/ Richard H. Klien
Name:	Richard H. Klein
Title:	Chief Financial Officer